LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP SSGA Conservative Structured Allocation Fund

LVIP SSGA Moderate Structured Allocation Fund

LVIP SSGA Moderately Aggressive Structured Allocation Fund

Supplement Dated April 12, 2023

to the Summary Prospectuses Dated May 1, 2022

This Supplement updates certain information in the Summary Prospectus for each of the LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund, and LVIP SSGA Moderately Aggressive Structured Allocation Fund (each a “Fund”, collectively, the “Funds”). You may obtain copies of each Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Revisions to the Summary Prospectuses for the Funds are effective April 11, 2023

1.	All references to, and information regarding, SSGA are deleted in their entirety.

2.	The Funds’ names are changed as noted. All references to the Funds’ names are revised accordingly.

Current Fund Name (effective 4/11/23)	Former Fund Name
LVIP Structured Conservative Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund

LVIP Structured Moderate Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund

LVIP Structured Moderately Aggressive Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund

3.	The following disclosure is revised within the Funds’ Principal Investment Strategies on page 2:

The Underlying Funds include, but are not limited to, funds that employ a passive investment style (i.e., index funds), funds that employ a multi-factor strategy (i.e., a strategy of selecting investments that have favorable exposure to certain factors, such as quality, value, and momentum), and exchange-traded funds. The Underlying Funds are advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation (the “Adviser”).

4.	“Rules-Based Strategy Risk” is removed with the Principal Risks section on page 2.

5.	The following risks are added to the Principal Risks section on page 2:

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Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.

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Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.

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Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR SUMMARY PROSPECTUSES

AND OTHER IMPORTANT RECORDS